SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 6, 2006

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

On March 6, 2006, Polyphenol Technologies Corporation, a wholly-owned subsidiary of PhytoMedical Technologies, Inc. agreed to extend its Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service (ARS) and Iowa State University (ISU) for an additional two years through October 31, 2009.

The USDA’s Agricultural Research Service will receive $1,760,845, or $1,094,479 in additional funds, to support the research work and related administrative costs.  This represents a 164% increase over our prior funding commitment of $666,366.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit Number

Description

10.1

Amendment and extension of Cooperative Research Agreement with the United States

Department of Agriculture’s Agricultural Research Service and Iowa State University

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: March 10, 2006

Exhibit 10.1

UNITED STATES DEPARTMENT OF AGRICULTURE RESEARCH AGREEMENT	TYPE OF RESEARCH AGREEMENT Cooperative Research and Development Agreement
	AGREEMENT NO. 58-3K95-5-1073	TYPE OF ACTION (3-WAY) Amendment No. 1
AGENCY (Name and Address) Agricultural Research Service 1400 Independence Avenue SW Washington, D.C. 20250-0302	PERIOD OF AGREEMENT 11/1/2004 through 10/31/2009
	FEDERAL OBLIGATION $ 0	CHANGE IN FEDERAL OBLIGATION
This Agreement is authorized by the Federal Technology Transfer Act, 15 USC 3710a, et seq., and is governed by its terms.
Items	Descriptions
1. Technology Transfer Coordinator	Harry Danforth
2. Cooperator #1 Principle Investigator #1	Polyphenol Technologies Corporation Suite 216, 1628 West 1st Avenue Vancouver, BC, Canada Tax ID # 98-0434391 Harmel S. Rayat , President, Polyphenol Technologies Corporation
3. Cooperator #2 Principal Investigator #2

Iowa State University

Office of Sponsored Programs Administration

2207 Pearson Hall, Rm. 15

Ames, IA  50011-2207

Tax ID # 42-600-4224

George Kraus, 2759 Gilman Hall

Iowa State University, Ames, IA 50011-3111

Professor of Chemistry, Program Manager, BRC

4. USDA Laboratory	Nutrient Requirements and Functions Lab. 10300 Baltimore Ave., Bldg. 307, Rm. 223, BARC-East Beltsville, MD 20705-2350
5. USDA Researcher (ADODR)	Richard Anderson
6. National Program Leader & Area	Dr. David Klurfeld
7. Accounting Code	591-1235-650
8. Amount	$1,760,845
9. Finance Office	Budget & Fiscal Office 10300 Baltimore Ave., Bldg. 003, Room 306 Beltsville, MD 20705-2350
10. Cris No.	1235-51520-035
11. Title of Project	Polyphenols complexes, similar to those found in cinnamon, as nutrient supplements and food additives
12. Log #	27318

This Agreement is amended as follows:

The duration of the agreement is extended for two (2) years.  ARS will receive $1,094,479 in additional funds to support the research work.  The State of Work payment schedule has been revised and is attached.  ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

FOR THE UNITED STATES DEPARTEMENT OF AGRICULTURE
SIGNATURE /s/ Martha B. Steinbock	TYPED NAME MARTHA B. STEINBOCK Deputy Assistant Administrator
FOR THE COOPERATOR
SIGNATURE /s/ Harmel S. Rayat	TYPED NAME AND TITLE HARMEL S. RAYAT President, Polyphenol Technologies	03/06/06
SIGNATURE /s/ Gary Gillet	TYPED NAME AND TITLE For THANE J. PETERSON Director, OSPA	2/13/06

 PTC to Pay $1,760,845.00 to ARS.

a.

The payment schedule is:

(1)

Year 1: $238,300 in 4 installments, the first of which is due to ARS within 30 days of the signing of this agreement and with the following three payments commencing at the hiring of the Post Doc for this Agreement and at three month intervals thereafter;

(2)

Year 2: $482,964 in 4 quarterly installments, the first of which is due to ARS 3 months from the previous payment; and

(3)

Year 3: $507,114 in 4 quarterly installments, the first of which is due to ARS 3 months from the previous payment.

(4)

Year 4: $532,468 in 4 quarterly installments, the first of which is due to ARS 3 months from the previous payment.

b.

Make checks or money orders out to the "Agricultural Research Service," cite Agreement No. 58-3K95-5-1072 thereon, and send to:

USDA, ARS, BA, Budget and Fiscal Office

10300 Baltimore Ave.

Bldg. 003, Rm. 306, BARC-West

Beltsville, Maryland 20705-2350

PTC to Pay $264,686 to ISU:

a.

The payment schedule is:

(1) Year 1:  $60,000 to ISU in 4 quarterly installments, the first of which is due within 30 days of signing of this agreement and with the following three payments commencing at the hiring of the Post Doc for this Agreement and at three months intervals thereafter;

(2) Year 2: $62,251 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment; and

(3)

Year 3: $70,295 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment.

(4) Year 4: $72,140 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment.

b.

Make checks or money orders payable to Iowa State University, cite Kraus proposal 05-1072 thereon and send to:

Sponsored Programs Accounting

3609 ASB

Ames, Iowa 50011-3609

4.

PTC may pay the travel and per diem of ARS scientific representatives traveling pursuant to this Agreement if such payment receives the prior approval of the appropriate ARS Area Director.

SCHEDULE 3

ESTIMATED BUDGET

TOTAL YEARS

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	746,937	1,150,000	698,075	147,650
B. Equipment	166,100	150,000	0	0
C. Materials and Supplies	219,150	75,000	30,000	32,408
D. Travel a. Domestic b. Foreign	68,050 52,288	11,000 17,000	40,000 35,000
E. Facilities	230,946	400,000	250,000
F. Other Direct Costs	0	0	0	0
G. TOTAL DIRECT COSTS	1,483,471	1,803,000	1,053,075	180,058
H. Indirect Costs	277,374	0	234,150	84,628
I. TOTAL COSTS…….…$	1,760,845	1,803,000	1,287,225	264,686

YEAR 1

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	119,684	70,000	50,000	30,612
B. Equipment	40,000	30,000	0
C. Materials and Supplies	30,000	30,000	0	10,204
D. Travel a. Domestic b. Foreign	5,000 5,000	5,000 2,000	5,000 5,000
E. Facilities	15,000	100,000	100,000
F. Other Direct Costs	0	0	0
G. TOTAL DIRECT COSTS	214,684	237,000	160,000	40,816
H. Indirect Costs	23,616			19,184
I. TOTAL COSTS…….…$	238,300	237,000	160,000	60,000

YEAR 2

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	198,970	360,000	300,000	32,143
B. Equipment	30,000	40,000	0	0
C. Materials and Supplies	53,901	15,000	10,000	10,204
D. Travel a. Domestic b. Foreign	20,000 15,000	2,000 5,000	10,000 5,000
E. Facilities	68,500	100,000	50,000
F. Other Direct Costs	0	0	0	0
G. TOTAL DIRECT COSTS	386,371	532,000	375,000	42,347
H. Indirect Costs	96,593	0	75,000	19,904
I. TOTAL COSTS…….…$	482,964	532,000	450,000	62,251

YEAR 3

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	208,919	360,000	315,000	41,820
B. Equipment	32,000	40,000	0	0
C. Materials and Supplies	56,098	15,000	10,000	6,000
D. Travel a. Domestic b. Foreign	21,000 15,750	2,000 5,000	10,000 10,000
E. Facilities	71,925	100,000	50,000
F. Other Direct Costs	0	0	0
G. TOTAL DIRECT COSTS	405,692	532,000	395,000	47,820
H. Indirect Costs	101,422	0	75,000	22,475
I. TOTAL COSTS…….…$	507,114	532,000	470,000	70,295

YEAR 4

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	219,364	360,000	330,750	43,075
B. Equipment	34,100	40,000	0	0
C. Materials and Supplies	58,401	15,000	10,000	6,000
D. Travel a. Domestic b. Foreign	22,050 16,538	2,000 5,000	15,000 15,000
E. Facilities	75,521	100,000	50,000
F. Other Direct Costs	0	0	0	0
G. TOTAL DIRECT COSTS	425,974	532,000	420,750	49,075
H. Indirect Costs	106,494	0	84,150	23,065
I. TOTAL COSTS…….…$	532,468	532,000	504,900	72,140